UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2019

SOLARIS OILFIELD INFRASTRUCTURE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38090	81-5223109
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9811 Katy Freeway, Suite 700 Houston, Texas 77024 (Address of principal executive offices) (Zip Code) (281) 501-3070
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Election of Director

On March 12, 2019, the Board of Directors (the “Board”) of Solaris Oilfield Infrastructure, Inc. (the “Company”), increased the size of the Board to eight (8) directors and in connection therewith appointed Cynthia M. Durrett, currently the Company’s Chief Administrative Officer, as a Class II director, with a term expiring at the 2019 annual meeting of stockholders, and until she is either reelected or her successor is elected and qualified, or until her earlier death, resignation or removal, to fill the newly created vacancy. As an employee of the Company, Ms. Durrett does not meet the independence requirements under the rules of the New York Stock Exchange and the Company’s independence standards and will not serve on any committees of the Board. There are no family relationships between Ms. Durrett and any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer. There are no arrangements or understandings between Ms. Durrett and any other person pursuant to which Ms. Durrett was elected as a director. The Company is not aware of any transaction involving Ms. Durrett that would require disclosure under Item 404(a) of Regulation S-K.

Additional information regarding Ms. Durrett’s indemnification agreement with the Company is available under Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 17, 2017 under the caption “Indemnification Agreements,” and such information is incorporated herein by reference.

Item 7.01Regulation FD Disclosure.

A copy of the Company’s news release announcing the appointment of Ms. Durrett to the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 (including the exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
99.1	Solaris Oilfield Infrastructure, Inc. press release dated March 13, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2019

SOLARIS OILFIELD INFRASTRUCTURE, INC.

By:	/s/ KYLE S. RAMACHANDRAN
Name:	Kyle S. Ramachandran
Title:	President and Chief Financial Officer

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